UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 13, 2019
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement
IDR Restructuring Agreement

On February 13, 2019, PBF Logistics LP ("PBFX") entered into an Equity Restructuring Agreement (the “IDR Restructuring Agreement”) with PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy Inc., and PBF Logistics GP LLC (“PBF GP”), the general partner of PBFX and a wholly-owned subsidiary of PBF LLC, pursuant to which PBFX’s incentive distribution rights (“IDRs”) held by PBF LLC will be converted into 10,000,000 newly issued PBFX common units and the IDRs will cease to exist (the “IDR Restructuring”) effective upon closing. The closing is expected to occur on February 28, 2019.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the IDR Restructuring Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The IDR Restructuring Agreement contains representations and warranties that the parties to the IDR Restructuring Agreement made solely for the benefit of each other. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the IDR Restructuring Agreement or as of such other date or dates as may be specified in the IDR Restructuring Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the IDR Restructuring Agreement, which subsequent information may or may not be fully reflected in the PBF LLC’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Relationship

PBFX, a variable interest entity, is consolidated by PBF Energy through its ownership of PBF LLC. PBF LLC, through its ownership of PBF GP, has the sole ability to direct the activities of PBFX that most significantly impact its economic performance. PBF LLC is considered to be the primary beneficiary of PBFX for accounting purposes. Prior to giving effect to the PBFX common units to be issued pursuant to the IDR Restructuring, PBF LLC held a 44.0% limited partner interest in PBFX (consisting of 19,953,631 common units), with the remaining 56.0% limited partner interest held by the public unitholders. PBF LLC also owned all of the IDRs and indirectly owns a non-economic general partner interest in PBFX through its wholly-owned subsidiary, PBF GP, the general partner of PBFX.
Amendment to Amended and Restated Rail Terminaling Services Agreement

On February 13, 2019, the Amended and Restated Delaware City Rail Terminaling Services Agreement (the “Amended and Restated Rail Terminaling Agreement”), effective as of January 1, 2018, between PBFX’s wholly-owned subsidiary, Delaware City Terminaling Company LLC (“DCTC”), and PBF Holding Company LLC (“PBF Holding”) was amended effective as of January 1, 2019 (the “Amendment to Amended and Restated Rail Terminaling Agreement”) to provide for the inclusion of services through certain rail terminal assets of CPI Operations LLC (“CPI”) which will apply against PBF Holding’s minimum volume commitment (“MVC”). Under the Amendment to Amended and Restated Rail Terminaling Agreement, CPI has agreed to the terms of the Amended and Restated Rail Terminaling Agreement, including the services and minimum throughput capacity to be provided under the agreement. No changes have been made with respect to the service fees and the calculation of excess volumes throughput.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Amendment to Amended and Restated Delaware City Rail Terminaling Services Agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Terminaling Services Agreement

On February 13, 2019, DCTC and PBF Holding entered into the Terminaling Services Agreement, which collectively replaces the Amended and Restated Rail Terminaling Agreement as amended by the Amendment to the Amended and Restated Rail Terminaling Agreement and the Amended and Restated Delaware City West Ladder Rack Transportation Agreement upon expiration of these agreements. Under the Terminaling Services Agreement, DCTC will continue to provide terminaling services to PBF Holding through DCTC’s light crude oil rail unloading terminal (the “DCR Rail Terminal”), heavy crude oil unloading facility (the “DCR West Rack”) or CPI’s rail assets, for a stated service fee with PBF Holding having a MVC of 95,000 barrels per day. The agreement also includes additional services to be provided by DCTC, as operator of facilities indirectly owned by PBF Holding, pursuant to an operating agreement entered into between DCTC and PBF Holding’s subsidiary, Delaware City Refining Company LLC. The Terminaling Services Agreement has an initial term of four years and can be extended by PBF Holding for two additional five-year periods.

The throughput fee will be adjusted for inflation correlated to changes in the Producer Price Index on an annual basis commencing on January 1, 2020. If PBF Holding does not throughput the aggregate amounts equal to the MVC described above, PBF Holding will be required to pay a shortfall payment equal to the shortfall volume multiplied by the terminaling fee.

PBFX is required to maintain the Delaware City Refinery rail assets (including those PBFX operates pursuant to the operating agreement) and the CPI rail assets in a condition able to meet its minimum throughput capacity commitments to PBF Holding, subject to interruptions for routine repairs and maintenance and force majeure events. Failure to meet such obligations may result in a reduction of fees payable under the Terminaling Services Agreement.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Terminaling Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Equity Restructuring Agreement, dated February 13, 2019, by and among PBF Energy Company LLC, PBF Logistics GP LLC, and PBF Logistics LP.*
10.2
Amendment to Amended and Restated Delaware City Rail Terminaling Services Agreement, dated February 13, 2019, by and between PBF Holding Company LLC, Delaware City Terminaling Company LLC and CPI Operations LLC.*

10.3	Terminaling Services Agreement, dated February 13, 2019, by and between PBF Holding Company LLC, Delaware City Terminaling Company LLC and CPI Operations LLC.*

* Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of the omitted Exhibits and Schedules to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	February 14, 2019

PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	February 14, 2019

PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	February 14, 2019

PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel